UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2026  (April 14, 2026)

TRADEWINDS UNIVERSAL

(Exact Name of Registrant as Specified in Charter)

Wyoming	333-276233	87-4254479
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 Mercury Lane, Brea, CA 92821
(Address of Principal Executive Offices, and Zip Code)
(855) 434-44887
Registrant’s Telephone Number, Including Area Code

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.001	TRWD	OTC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On April 14, 2026 Tradewinds Universal, Inc. (the “Company”) filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

Following the filing of the Form 10-K, the Company was advised by Astra Audit & Advisory, the Company’s past (December 31, 2024) independent registered public accounting firm, that its consent for its report for December 31, 2024 should have been obtained and filed in connection with the filing of Form 10-K for the year ended December 31, 2025.

The Company is working with Astra Audit & Advisory to obtain the required consent as promptly as practicable. Upon receipt of the consent, the Company intends to file the consent with the Securities and Exchange Commission and, if determined necessary or appropriate, to file an amendment to the December 31, 2025 Form 10-K solely to include such consent.

Pending resolution of this matter, the Company is evaluating the effect of the omitted consent on the incorporation by reference of the Original Form 10-K into any effective registration statements of the Company.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 15, 2026	Tradewinds Universal

	By:	/s/ Andrew Read
	Name:	Andrew Read
	Title:	Chief Executive Officer